LETTER OF TRANSMITTAL                EXHIBTI 99.1


                                OFFER TO EXCHANGE

                    9 1/8% SENIOR SUBORDINATED NOTES DUE 2008
                           FOR ANY AND ALL OUTSTANDING
                    9 1/8% SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                               GALEY & LORD, INC.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                        ON [ ], 1998, UNLESS EXTENDED BY
                   GALEY & LORD, INC. (THE "EXPIRATION DATE").


                           -------------------------

                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:


                             SUNTRUST BANK, ATLANTA


                          BY HAND OR OVERNIGHT COURIER:

                             SUNTRUST BANK, ATLANTA
                         C/O FIRST CHICAGO TRUST COMPANY
                           14 WALL STREET - 8TH FLOOR
                            NEW YORK, NEW YORK 10005
               ATTENTION: DAVID M. KAYE, CORPORATE TRUST DIVISION

                                    BY MAIL:

                             SUNTRUST BANK, ATLANTA
                      58 EDGEWOOD AVENUE - 4TH FLOOR ANNEX
                             ATLANTA, GEORGIA 30303
               ATTENTION: DAVID M. KAYE, CORPORATE TRUST DIVISION

                                       OR

                                  BY FACSIMILE:

                             SUNTRUST BANK, ATLANTA
               ATTENTION: DAVID M. KAYE, CORPORATE TRUST DIVISION
                        FACSIMILE NUMBER: (404) 332-3966



                             ----------------------


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be used either if certificates of Initial Notes are to be forwarded herewith to the Exchange Agent or if delivery of Initial Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer - Book-Entry Transfer." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Initial Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or any person whose Initial Notes are held of record by DTC.

         Holders whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Initial Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedure."

         The undersigned must check the appropriate boxes at page 7 below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned acknowledges receipt of the Prospectus dated [ ], 1998 (the "Prospectus") of Galey & Lord, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of 9 1/8% Senior Subordinated Notes Due 2008 (the "Exchange Notes"), for each $1,000 in principal amount of outstanding 9 1/8% Senior Subordinated Notes Due 2008 (the "Initial Notes"). The terms of the Exchange Notes are substantially identical in all respects (including principal amount, interest rate and maturity) to the terms of the Initial Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by Holders thereof (except as provided herein or in the Prospectus) and are issued without any right to registration under the Securities Act of 1933, as amended (the "Securities Act"). Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Initial Notes indicated in Box 1, below. The undersigned is the registered owner of all the Initial Notes, and the undersigned represents that it has received from each beneficial owner of tendered Initial Notes ("Beneficial Owner(s)") a duly completed and executed form of "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby irrevocably exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Initial Notes to be assigned, transferred and exchanged. The undersigned agrees that acceptance of any and all validly tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company and the Note Guarantors shall have no further obligations or liabilities thereunder.

         The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer and has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when such tendered Initial Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete and give effect to the transactions contemplated hereof.

         The undersigned represents that it and each Beneficial Owner acknowledge that the Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), not issued in connection with the Company or the Exchange Offer, to the effect that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Initial Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act of 1993, as amended (the "Securities Act"), provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and as to broker-dealer prospectus delivery requirements, subject to the provisions of the paragraph below. See "Shearman & Sterling," SEC No-Action Letter (available July 2, 1993). Any Holder who tenders in the Exchange Offer for the purpose of participating in a distribution of the

Exchange Notes cannot rely on such interpretation by the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. See "Morgan Stanley & Co., Inc." SEC No-Action Letter (available June 5, 1991), and "Exxon Capital Holdings Corporation," SEC No-Action Letter (available May 13, 1988).

         The undersigned hereby represents and warrants that (i) the Exchange Notes or interests therein received by the undersigned and any Beneficial Owner(s) pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s) receiving such Exchange Notes, (ii) neither the undersigned nor any Beneficial Owner(s) is participating, intends to participate or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iii) the undersigned and any Beneficial Owner(s) acknowledge that any person who is a broker-dealer under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and any interest therein acquired by such person and cannot rely on the position of the Staff of the SEC set forth in the no-action letters that are discussed above, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in the preceding clause (iii) and any resale of the Exchange Notes and any interest therein obtained by the undersigned and in exchange for the Initial Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 and 508, as applicable, of Regulation S-K of the SEC and (v) neither the undersigned nor any Beneficial Owner(s) is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, or if either the undersigned or any Beneficial Owner(s) is an affiliate, that the undersigned and any such Beneficial Owner(s) will comply with the prospectus delivery requirements of the Securities Act in connection with the disposition of any Exchange Notes to the extent applicable. If the undersigned or any Beneficial Owner(s) is a broker-dealer, the undersigned further represents that
(x) it and any such Beneficial Owner(s) acquired Initial Notes for the undersigned's and any such Beneficial Owner's own account as a result of market-making activities or other trading activities, (y) neither the undersigned nor any Beneficial Owner(s) has entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) the undersigned and any Beneficial Owner(s) acknowledge that the undersigned and any Beneficial Owner(s) will deliver a copy of a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with the resales of Exchange Notes received in exchange for Initial Notes where Initial Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company intends to make the Prospectus (as it may be amended or supplemented) available to any broker-dealer for use in connection with any such resale for a period of 180 days after the expiration date of the Exchange Offer.

         The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of the Initial Notes in any jurisdiction in which the making of the Exchange Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any provision of any applicable security law. For purposes of compliance with state blue sky laws, the undersigned represents and warrants to the Company that the state in which each Beneficial Owner's principal business office is located or the state of each Beneficial Owner's principal residence is one of the states which is listed on Schedule A attached hereto. The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange - Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes rendered hereby, and in such event, the Initial Notes not exchanged will be returned to the undersigned at the address indicated below. The undersigned acknowledges that prior to the Exchange Offer, there has been no public market for the Initial Notes or the Exchange Notes. The Company does not intend to list the Exchange Notes on a national securities exchange. There can be no assurance that an active market for the Exchange Notes will develop. The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Initial Notes that remain outstanding subsequent to the Expiration Date and, to the extent permitted by applicable law, purchase Initial Notes in the open market, in privately negotiated transactions or otherwise.

         The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or Initial Notes tendered for exchange, and of withdrawal of the tendered Initial Notes, will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Initial Notes not properly tendered or if, in the sole judgment of the Company, (i) the Exchange Offer would violate any law, statute, rule or regulation or an interpretation thereof of the SEC staff or (ii) any governmental approval has not been obtained, which approval the Company deems necessary for the consummation of the Exchange Offer. The Company also reserves the absolute right to waive any defects of irregularities as to any particular Initial Notes or conditions of the Exchange Offer either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Initial Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes to exchange must be cured within such reasonable period of time as the Company shall determine. None of the Company, the Note Guarantors, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Initial Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such Holder by the Exchange Agent to the tendering Holders of Initial Notes, as soon as practicable following the Expiration Date.

         All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned and any Beneficial Owner(s). The undersigned also agrees that except as provided in the Prospectus and set forth in Instruction 3 below, the Initial Notes tendered hereby cannot be withdrawn.

         Certificates for all Exchange Notes delivered in exchange for tendered Initial Notes and any Initial Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned, unless otherwise indicated on page 7.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AND MADE THE REPRESENTATIONS DESCRIBED HEREIN AND IN THE PROSPECTUS.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)


------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            Signature(s) of Holder(s)


Date:                 , 1998
     ------------------

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) of Initial Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 4.

Name(s):
        --------------------------------------------------------------------

----------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):
                       ---------------------------------------------------

Address:
        ------------------------------------------------------------------

--------------------------------------------------------------------------
                              (Including Zip Code)


Area Code and Telephone No.:
                            ----------------------------------------

Taxpayer Identification No.:
                            -----------------------------------------


                            GUARANTEE OF SIGNATURE(S)
                        (If Required - See Instruction 4)

Authorized Signature:
                     -------------------------------------------------------

Name:
     ------------------------------------------------------------------------

Title:
      -----------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------


Name of Firm:
             -----------------------------------------------------------------

Area Code and Telephone No.:
                             -------------------------------------------------

Date:         , 1998
     ----------

 [ ] CHECK HERE IF YOU ARE TENDERING INITIAL NOTES IN CERTIFICATED FORM AND WISH TO RECEIVE AN INTEREST IN THE GLOBAL EXCHANGE NOTE AND COMPLETE THE
       FOLLOWING:

       Account Number:
                       -----------------------------------------------------

       Transaction Code Number:
                               ---------------------------------------------

 [ ] CHECK HERE IF YOU ARE TENDERING INITIAL NOTES IN CERTIFICATED FORM AND WISH TO RECEIVE EXCHANGE NOTES IN CERTIFICATED FORM.



 [ ]   CHECK HERE IF TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

 [ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:          [ ] The Depository Trust Company
                                     ----------

       Account Number:
                       ------------------------------------------------------

       Transaction Code Number:
                               ----------------------------------------------

 [ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s):
                                    ----------------------------------------

       Name of Eligible Institution that Guaranteed Delivery:
                                                             -----------------

       If Delivered by Book-Entry Transfer:
                                           -----------------------------------

            Account Number:
                           ---------------------------------------------------


 [ ] CHECK HERE ONLY IF EXCHANGE NOTES OR UNEXCHANGED INITIAL NOTES DELIVERED HEREWITH ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

       Mail Exchange Notes to:

       Name:
            -----------------------------------------------------------------
                                 (Please Print)
       Address:
               -------------------------------------------------------------

               -------------------------------------------------------------

       Tax Identification Number:
                                  -----------------------------------------

       Social Security No.:
                           ------------------------------------------------

 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:
            ------------------------------------------------------------------

       Address:
               ---------------------------------------------------------------

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         A Holder that is a participant in The Depository Trust Company's system may utilize The Depository Trust Company's Automated Tender Offer Program to tender Initial Notes.

         List in Box 1 the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, information should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------------------------------------------
                                      BOX 1
                 DESCRIPTION OF INITIAL NOTES TENDERED HEREWITH
---------------------------------------- ------------------------ ------------------------ -------------------------

       NAME(S) AND ADDRESS(ES)                                       AGGREGATE PRINCIPAL
       OF REGISTERED HOLDER(S)                  CERTIFICATE          AMOUNT REPRESENTED        PRINCIPAL AMOUNT
          (PLEASE FILL IN)                      NUMBER(S)*            BY INITIAL NOTES*           TENDERED**
---------------------------------------- ------------------------ ------------------------ -------------------------

---------------------------------------- ------------------------ ------------------------ -------------------------

---------------------------------------- ------------------------ ------------------------ -------------------------

---------------------------------------- ------------------------ ------------------------ -------------------------

---------------------------------------- ------------------------ ------------------------ -------------------------

---------------------------------------- ------------------------ ------------------------ -------------------------

                                         Total
--------------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry Holders
**   Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes.  See Instruction 3.
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                      BOX 2
                                             BENEFICIAL OWNERS(S)
------------------------------------------------------------ -----------------------------------------------------
STATE OF PRINCIPAL RESIDENCE OR PRINCIPAL PLACE OF BUSINESS    PRINCIPAL AMOUNT OF TENDERED INITIAL NOTES HELD
   OF EACH BENEFICIAL OWNER OF TENDERED INITIAL NOTES                   FOR ACCOUNT OF BENEFICIAL OWNER
------------------------------------------------------------ -----------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------

------------------------------------------------------------ -----------------------------------------------------


                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

         Certificates for all physically delivered Initial Notes or confirmation of any book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Initial Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth on the front page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus).

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE INITIAL NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED BE USED, PROPER INSURANCE BE OBTAINED AND THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE.

         Holders who wish to tender their Initial Notes but whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and all other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Initial Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedure." Such Holders' tender may be effected if:

                  (a) such tender is made by or through an Eligible Institution (as defined below);

                  (b) on or prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution (a) either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or a properly transmitted Agent's Message and (b) a Notice of Guaranteed Delivery, substantially in the form provided by the Company, by hand or mail, or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of such Holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days (as defined in the Prospectus) after the Expiration Date, that the Initial Notes in proper form for transfer or a Book-Entry Confirmation and all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

                  (c) a Book-Entry Confirmation or the certificates relating to the Initial Notes in registered form and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three business days (as defined in the Prospectus) after the Expiration Date.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Initial Notes for exchange.

2. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a Holder in whose name tendered Initial Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Initial Notes who is not the registered Holder must arrange promptly with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of Transmittal.

3.       PARTIAL TENDER; WITHDRAWALS.

         If less than the entire principal amount of Initial Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Initial Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Any such notice of withdrawal must
(i) specify the name of the person having tendered the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including the certificate number or numbers of such Initial Notes and the principal amount of each such Initial Note), (iii) specify the principal amount of Initial Notes to be withdrawn, (iv) include a statement that such Holder is withdrawing his election to have such Initial Notes exchanged, (v) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Notes were tendered or as otherwise described in the Prospectus (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Initial Notes into the name of the person withdrawing the tender and (vi) specify the name in which any such Initial Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Initial Notes promptly following receipt of notice of withdrawal. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Initial Notes or otherwise comply with the Book-Entry Transfer Facility procedure. All questions as to the validity, form and eligibility of such notices of withdrawals, including time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes tendered Hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or any change whatsoever.

         If any of the Initial Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the Initial Notes tendered hereby are registered in several names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Initial Notes.

         When this Letter of Transmittal is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Initial Notes) of Initial Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Initial Notes listed, such Initial Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Initial Notes.

         If this Letter of Transmittal or any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 4 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal or notice of withdrawal need not be guaranteed by an Eligible Institution, provided the Initial Notes are tendered: (i) by a registered Holder of such Initial Notes or (ii) for the account of an Eligible Institution.

         For purposes of this Letter of Transmittal, an "Eligible Institution" shall mean any bank, broker, dealer, credit union, savings association, clearing agency or other institution that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

5.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Initial Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Initial Notes tendered, or if tendered Initial Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes listed in this Letter of Transmittal.


6.       MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

         Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


7. ACCEPTANCE OF TENDERED INITIAL NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF INITIAL NOTES.

         Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Initial Notes promptly after the Expiration Date and will issue Exchange Notes therefor promptly after acceptance of the Initial Notes. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Initial Notes when, as and if the Company has given written or oral notice thereof to the Exchange Agent. If any tendered Initial Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Initial Notes will be returned, without expense, to the undersigned at the address indicated above.

8.  SUBSTITUTE FORM W-9.

         Each Holder of Initial Notes whose Initial Notes are accepted for exchange (or any other such payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and certain other information, on a Substitute Form W-9, a form of which accompanies this Letter of Transmittal, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the Holder (or other payee) to a penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering Holder of Initial Notes (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the Holder of Initial Notes (or other payee) must also complete the Certificate of Awaiting Taxpayer Identification Number accompanying this Letter of Transmittal in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent.

         The Holder of Initial Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Initial Notes. If the Initial Notes are in more than one name or are not in the name of the beneficial owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain Holders of Initial Notes (or other payees) (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt Holders of Initial Notes (or other payees) should indicate their exempt status on Substitute Form W-9. For example, a corporation must complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the Holder (or other payee) must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

                                   Schedule A

California
Colorado
Connecticut
Florida
Georgia
Illinois
Kansas
Massachusetts
Minnesota
New Hampshire
New Jersey
New York
Ohio
Pennsylvania
South Carolina
Texas
Wisconsin

                        INSTRUCTIONS TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                                       OF
                               GALEY & LORD, INC.

                    9 1/8% SENIOR SUBORDINATED NOTES DUE 2008

         The undersigned hereby acknowledges receipt of the Prospectus dated [ ], 1998 (the "Prospectus") of Galey & Lord, Inc. (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 9 1/8% Senior Subordinated Notes Due 2008 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 9 1/8% Senior Subordinated Notes Due 2008 (the "Initial Notes"). Capitalized terms used herein but not defined herein have the meaning ascribed to them in the Prospectus.

         This will instruct you, the registered Holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Initial Notes held by you for the account of the undersigned.

         The aggregate face amount of the Initial Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

               $                         of the 9 1/8% Senior Subordinated
                ------------------------
                Notes Due 2008.


         With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

              [ ] To TENDER the following Initial Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF INITIAL NOTES TO BE TENDERED,* IF ANY):

                  $                         of the 9 1/8% Senior Subordinated
                   ------------------------
                   Notes Due 2008.

                  * The minimum permitted tender is $1,000 in principal amount of Initial Notes. All other tenders must be in integral multiples of $1,000 of principal amount.

              [ ] NOT to TENDER any Initial Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Initial Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), including, but not limited to, representations to the effect that (i) the undersigned's principal residence or principal business office is in the state of (FILL IN STATE)
                           which  is  listed  on  Schedule  A  attached  to the
Letter of Transmittal, (ii) the undersigned is acquiring the Exchange Notes or interests therein in the ordinary course of business of the undersigned,
(iii) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes or any interest therein acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission ("SEC") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer" and the Letter of Transmittal; (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resale of the Exchange Notes and any interest therein obtained by the undersigned in exchange for the Initial Notes originally acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, as applicable, of Regulation S-K of the SEC, and (vi) except as otherwise disclosed in writing herewith, the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended, (the "Securities Act") of the Company; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal and (c) to take such other action as may be necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Initial Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Initial Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a copy of a Prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes.

                                    SIGN HERE

Name of Beneficial Owner(s):
                            --------------------------------------------------

   Signature(s):
                -------------------------------------------------------------

   Name(s) (PLEASE PRINT):
                          ---------------------------------------------------

Address:
        --------------------------------------------------------------------

        --------------------------------------------------------------------

Telephone Number:
                 -----------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  --------------------------
Date:
     -----------------------------------------------------------------------



PAYOR'S NAME:  SunTrust Bank, Atlanta, as Exchange Agent
====================================================================================================================
SUBSTITUTE FORM W-9                      Part 1                                Social Security number(s) Employer
                                         PLEASE PROVIDE YOUR TIN IN THE BOX    Identification Number
Department of the Treasury Internal      AT RIGHT AND CERTIFY BY SIGNING AND
Revenue Service                          DATING BELOW                          ____________________________
                                         ---------------------------------------------------------------------------
Payor's Request for Taxpayer             Part 2
Identification Number ("TIN")            CERTIFICATION:  Under penalties of perjury, I certify that:

                                         (1)      The number shown on this form
                                                  is my correct taxpayer
                                                  identification number (or I am
                                                  waiting for a number to be
                                                  issued for me), and

                                         (2)      I am not subject to backup
                                                  withholding because: (a) I am
                                                  exempt from backup
                                                  withholding, or (b) I have not
                                                  been notified by the Internal
                                                  Revenue Service (IRS) that I
                                                  am subject to backup
                                                  withholding as a result of a
                                                  failure to report all interest
                                                  or dividends, or (c) the IRS
                                                  has notified me that I am no
                                                  longer subject to backup
                                                  withholding.

                                         CERTIFICATION INSTRUCTIONS:  You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                         ---------------------------------------------------------------------------
                                         Signature                             Part 3
                                         Date_______________                   Awaiting TIN 9

==============================================================================================================



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

         -------------------------------             -----------------
                           Signature                                  Date

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER. -- Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


====================================================================================================================
            FOR THIS TYPE OF ACCOUNT:                            GIVE THE SOCIAL SECURITY NUMBER OF --
-----------------------------------------------------------------------------------------------------------------------------------
        1.  An individual's account                              The individual
----------------------------------------------------------------------------------------------------------------------------------
        2.  Two or more individuals (joint account)              The actual owner of the account or, if combined
                                                                 funds, any one of the individuals (1)
----------------------------------------------------------------------------------------------------------------------------------
        3.  Custodian account of a minor                         The minor (2)
------------------------------------------------------------------------------------------------------------------==
        4.  (a)      The usual revocable savings trust           The grantor-trustee (1)
                     account (grantor is also trustee)

            (b)      So-called trust account that is not a       The actual owner (1)
                     legal or valid trust under State law.
----------------------------------------------------------------------------------------------------------------------
        5.  Sole proprietorship account                          The owner (3)
---------------------------------------------------------------------------------------------------------------------
        6.  A valid trust, estate, or pension trust              The legal entity (Do not furnish the identifying
                                                                 number of the personal representative or trustee
                                                                 unless the legal entity itself is not designated
                                                                 in the account title.)(4)
---------------------------------------------------------------------------------------------------------------------------
        7.  Corporate account                                    The corporation
--------------------------------------------------------------------------------------------------------------------------
        8.  Religious, charitable, or educational organization   The organization
            account
-----------------------------------------------------------------------------------------------------------------------------
        9.  Partnership                                          The partnership
-----------------------------------------------------------------------------------------------------------------------------
       10. Association, club or other tax-exempt organization    The organization
------------------------------------------------------------------------------------------------------------------------
       11.  A broker or registered nominee                       The broker or nominee
--------------------------------------------------------------------------------------------------------------------------
       12.  Account with the Department of Agriculture in the     The public entity
            name of a public entity (such as a State or local
            government, school district, or prison) that receives
            agricultural program payments
====================================================================================================================

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's Social Security Number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

(i)      A corporation.
(ii)     A financial institution.
(iii)    An organization exempt from tax under Section 501(a), or an individual retirement plan.
(iv)     The United States or any agency or instrumentality thereof.
(v)      A  State,  the  District  of  Columbia,  a  possession  of  the  United  States,  or  any  subdivision  or instrumentality thereof.
(vi)     A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
(vii)    An international organization or any agency or instrumentality thereof.
(viii)   A registered dealer in securities or commodities registered in the
         United States or a possession of the United States.
(ix)     A real estate investment trust.
(x)      A common trust fund operated by a bank under Section 584(a). (xi) An entity registered at all times under the Investment Company Act of 1940.
(xii)    A foreign central bank of issue.
(xiii)   A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Payments of interest not generally subject to backup withholding include the following:

(i)      Payments to nonresident aliens subject to withholding under Section 1441.
(ii) Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
(iii)    Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your Taxpayer IDENTIFICATION NUMBER to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                     FOR ADDITIONAL INFORMATION CONTACT YOUR
                           TAX CONSULTANT OR THE IRS.